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                                                                   EXHIBIT 99.11

INDEPENDENT AUDITORS' CONSENT



The Trustees and Shareholders
Keystone Strategic Income Fund

     We consent to the use of our report dated September 6, 1996 incorporated by reference herein and to the references to our firm under the caption "Financial Highlights" in the Prospectus.

                                        /S/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP



Boston, Massachusetts
December 9, 1996